SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2008

MERUELO MADDUX PROPERTIES, INC.
(Exact name of registrant specified in its charter)

                    Delaware                                                                  0001-33262                                                                 20-5398955
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

761 Terminal Street
Building 1, Second Floor
Los Angeles, California  90021
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (213) 291-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

At the time of our initial public offering, a note receivable was contributed to us as part of our formation transactions.  The note receivable was contributed to us by affiliates of Richard Meruelo, our chairman and chief executive officer, and John Charles Maddux, our president and chief operating officer.  On July 28, 2008, in consideration of payments made under the note receivable and in accordance with a predetermined formula as previously disclosed in our annual and quarterly reports filed with the United States Securities and Exchange Commission, we issued a total of 1,421,423 shares of common stock to affiliates of Messrs. Meruelo and Maddux that we had a contingent obligation to issue based on amounts that were paid to our company by the obligor on the note receivable.   The issuance of the shares was effected in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERUELO MADDUX PROPERTIES, INC

Date: July 29, 2008	By:	/s/ Todd Nielsen
Todd Nielsen
General Counsel